FVIT American Funds® Managed Risk Portfolio

Class II shares

1-877-881-7735

www.Forethought.com

Summary Prospectus April 30, 2015

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s prospectus and Statement of Additional Information, both dated April 30, 2015, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Portfolio online at www.geminifund.com/ForethoughtDocuments. You can also obtain these documents at no cost by calling 1-877-881-7735 or by sending an email request to orderFVIT@geminifund.com.

Investment Objectives: The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed by your variable annuity contract. If they were included, your costs would be higher. Please refer to your variable annuity prospectus for information on the separate account fees and expenses associated with your contract.

Shareholder Fees (fees paid directly from your investment)	Class II shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.20%
Acquired Fund Fees and Expenses(1)	0.33%
Total Annual Portfolio Operating Expenses	1.68%
Fee Waiver and/or Reimbursement(2)	(0.49)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Reimbursement	1.19%

(1)	Acquired Fund Fees and Expenses are the indirect cost of investing in other investment companies, the costs of which will not be included in the Portfolio’s financial statements. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial highlights because the financial statements include only the direct operating expenses incurred by the Portfolio.
(2)	The Portfolio’s adviser has contractually agreed to waive its fees and to reimburse expenses, at least until April 30, 2016, to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, Acquired Fund Fees and Expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed 0.86% of average daily net assets attributable to the Portfolio’s shares. The expense reimbursement is subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit. The agreements may be terminated only by the Portfolio's Board of Trustees, on 60 days’ written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. You would pay the same expenses if you did not redeem your shares. However, each variable annuity contract and separate account involves fees and expenses that are not included in the Example. If these fees and expenses were included in the

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Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$121	$482	$867	$1,946

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities or instruments (or "turns over" its portfolio). These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio's performance. A higher portfolio turnover rate may indicate higher transaction costs. During the most recent fiscal year ended December 31, 2014, the Portfolio’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies: Forethought Investment Advisors, LLC (the “Adviser”) allocates a portion of the Portfolio to a Capital Appreciation and Income Component and a portion to a Managed Risk Component.  The Capital Appreciation and Income Component uses a “fund of funds” strategy which seeks to achieve its objective by investing in a combination of other mutual funds in the American Funds Insurance Series® (the “Underlying Funds”), offered by a different prospectus. This strategy of investing in a combination of Underlying Funds is intended to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments. The Managed Risk Component is managed pursuant to a strategy that seeks to manage portfolio volatility and provide downside risk management.

The Adviser seeks to achieve the Portfolio’s investment objective by allocating, under normal circumstances, at least 80% of the Portfolio’s net assets, plus any borrowings for investment purposes, to the Capital Appreciation and Income Component and up to 20% of the Portfolio’s net assets to the Managed Risk Component. The Adviser expects to further allocate approximately 65% of the Portfolio’s Capital Appreciation and Income Component to Underlying Funds that hold primarily equity securities and 35% to Underlying Funds that hold primarily fixed income securities.  The Adviser may modify the target allocations from time to time. The mix of Underlying Funds will vary with market conditions and the Adviser’s assessment of the Underlying Funds’ relative attractiveness as investment opportunities.  Modifications in the allocations to the Underlying Funds are based on techniques that may include technical, qualitative, quantitative and momentum analysis of the market. The Portfolio will include, but is not limited to, Underlying Funds that also employ an active investment style.

The equity Underlying Funds typically invest in core, growth and value equity securities of U.S. and foreign medium and large capitalization issuers, but may also invest in small capitalization companies and derivatives. The fixed income Underlying Funds typically invest in domestic fixed income securities including, but not limited to, U.S. Treasury securities, corporate bonds, mortgage-backed securities and inflation-indexed securities, as well as derivatives. In addition, the Underlying Funds may invest in debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the Underlying Funds’ adviser or unrated but determined to be of equivalent quality by the Underlying Funds’ adviser). Such securities are sometimes referred to as “junk bonds.”

In the Managed Risk Component, the Portfolio's Adviser seeks to manage return volatility by employing a sub-adviser, Milliman Financial Risk Management LLC (“Milliman”), to execute a managed risk strategy, which consists of using hedge instruments to reduce the downside risk of the Portfolio's securities. The sub-adviser may use hedge instruments to accomplish this goal, which may include: equity futures contracts, treasury futures contracts, currency futures contracts, and other hedge instruments judged by the sub-adviser to be necessary to achieve the goals of the managed risk strategy. The sub-adviser may also buy or sell hedge instruments based on one or more market indices in an attempt to maintain the Portfolio’s volatility at the targeted level in an environment in which the sub-adviser expects market volatility to decrease or increase, respectively. The sub-adviser selects individual hedge instruments that it believes will have prices that are highly correlated to the Portfolio's positions. The sub-adviser adjusts hedge instruments to manage overall net Portfolio risk exposure, in an attempt to stabilize the volatility of the Portfolio around a predetermined target level and reduce the potential for portfolio losses during periods of significant and sustained market decline. The sub-adviser seeks to monitor and forecast volatility in the markets using a proprietary model, and adjust the Portfolio’s hedge instruments accordingly. In addition, the sub-adviser will monitor liquidity levels of relevant hedge instruments and transparency provided by exchanges or the counterparties in hedging transactions. The sub-adviser adjusts futures positions to manage overall net Portfolio risk exposure. The sub-adviser may, during periods of rising security prices, implement strategies to preserve gains on the Portfolio’s positions. The sub-adviser may, during periods of falling security prices, implement additional strategies to reduce losses in adverse market conditions. In these situations, the sub-adviser’s activity could significantly reduce the Portfolio’s net economic exposure to equity securities. Following market declines, a downside rebalancing strategy will be used to decrease the amount of hedge instruments used to hedge the Portfolio. The sub-adviser also adjusts hedge instruments to realign individual hedges when the Adviser rebalances the Portfolio's asset allocation profile.

Depending on market conditions, scenarios may occur where the Portfolio has no positions in any hedge instruments.

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The Portfolio is non-diversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the Underlying Funds, the Portfolio owns a diversified mix of equity and fixed-income securities.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio. Many factors affect the Portfolio's net asset value and performance. The following is a summary description of principal risks of investing in the Portfolio.

▪	Asset Allocation: The Portfolio’s percentage allocations to Underlying Funds that hold equity and debt securities could cause the Portfolio to underperform relative to relevant benchmarks and other mutual funds with similar investment objectives.
▪	Conflicts of Interest Risk: The managed risk strategy is designed to reduce the Portfolio’s return volatility and may also reduce the risks assumed by the insurance company that sponsors your variable annuity contract. This facilitates the insurance company’s ability to provide certain guaranteed benefits but may reduce a contract holder’s ability to fully participate in rising markets. Although the interests of contract holders and the insurance company are generally aligned, the insurance company (and the Adviser due to its affiliation with the insurance company) may face potential conflicts of interest. Specifically, the managed risk strategy may have the effect of mitigating the financial risks to the insurance company when providing certain guaranteed benefits.
▪	Credit Risk: Issuers might not make payments on debt securities, resulting in losses. Credit quality of securities may be lowered if an issuer's financial condition changes, also resulting in losses.
▪	Derivatives Risk: The Portfolio’s use of derivatives may reduce the Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close-out a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately.
o	Futures: A futures contract is considered a derivative because it derives its value from the price of the underlying security, commodity or financial index. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying assets. The Portfolio’s investment in exchange-traded futures and their accompanying costs could limit the Portfolio’s gains in rising markets relative to those of the Underlying Funds, or to those of unhedged funds in general.
o	Hedging: Futures contracts may not provide an effective hedge of the underlying securities, commodities or indexes because changes in the prices of futures contracts may not track those of the securities, commodities or indexes they are intended to hedge. In addition, the managed risk strategy may not effectively protect the Portfolio from market declines and may limit the Portfolio’s participation in market gains. The use of the managed risk strategy could cause the Portfolio to underperform as compared to the Underlying Funds and other mutual funds with similar investment objectives in certain rising market conditions.
o	Leverage: The use of futures, options, swaps, structured notes and other derivatives, may result in leverage, which can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage in the Portfolio can substantially increase the adverse impact to which the Portfolio’s investment portfolio may be subject.
o	Options: Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.
o	Structured Notes: Structured notes and other related instruments purchased by the Underlying Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). Structured notes expose the Portfolio to the credit risk of the issuer of the structured product.
o	Swaps: In a standard over-the-counter “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Interest rate swaps and some credit default swaps are now traded on exchanges and subject to central clearing. Although central clearing and exchange-trading of swaps may decrease the counterparty risk involved in bi-laterally negotiated contracts and increase market liquidity, exchange-trading and clearing does not make the contracts risk free.
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▪	Equity Risk: The net asset value of the Portfolio will fluctuate based on changes in the value of the equity securities in which it indirectly invests or to which it has exposure. Common and preferred stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
▪	Fixed Income Risk: The value of bonds and other fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Rising interest rates may lead to increased redemptions and volatility and decreased liquidity in the fixed income markets, making it more difficult to sell fixed income holdings. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.
▪	Foreign Currency Risk: Foreign equity securities denominated in non-US dollar currencies will subject the Portfolio to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because a government may interfere with transactions in its currency.
▪	Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.
▪	Junk Bond Risk: Lower-quality bonds, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the ability to sell bonds. The lack of a liquid market for these bonds could decrease the Portfolio's share price.
▪	Limited History of Operation Risk: The Portfolio has a limited history of operation for investors to evaluate.
▪	Management Risk: Investments in Underlying Funds that are actively selected by the Adviser, and the strategies employed by the sub-adviser, may not produce the desired results, and may result in losses to the Portfolio.
▪	Market Risk: Overall securities market risks may affect the value of individual Underlying Funds. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the securities markets.
▪	Mid Cap Risk: The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies. Investments in Underlying Funds that own medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, medium capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.
▪	Mortgage-Backed Securities Risk: Mortgage-backed securities differ from conventional debt securities because principal is paid back periodically over the life of the security rather than at maturity. An Underlying Fund may receive unscheduled payments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying mortgage loans. Because of prepayments, mortgage-backed securities may be less effective than some other types of debt securities as a means of “locking in” long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase or extend the effective maturity of mortgage-backed securities, making them more sensitive to interest rate changes, subject to greater price volatility, and more susceptible than some other debt securities to a decline in market value when interest rates rise.
▪	Non-Diversification Risk: The Portfolio has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.
▪	Over-the-Counter Transactions Risk: The Portfolio engages in over-the-counter (“OTC”) transactions, some of which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of transactions in the OTC markets than transactions entered into on organized exchanges.
▪	Portfolio Structure Risk: The Portfolio invests in Underlying Funds and incurs expenses related to each Underlying Fund. In addition, investors in the Portfolio will incur fees to pay for certain expenses related to the operations of the Portfolio. An investor holding an Underlying Fund directly would incur lower overall expenses but would not receive the benefit of the Adviser’s active management of the Portfolio or the specific strategy offered in this Portfolio.
▪	Short Positions Risk: Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

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▪	Small Capitalization and Emerging Growth Securities Risk: Small capitalization and emerging growth companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, such issuers may have more limited product lines, markets and financial resources and may depend on a relatively small management group.
▪	Underlying Fund Risks: Because the Portfolio’s investments include shares of the Underlying Funds, the Portfolio’s risks include the risks of each Underlying Fund. For this reason, the risks associated with investing in the Portfolio include the risks of investing in each Underlying Fund.

Performance: The bar chart and performance table below show the variability of the Portfolio's returns, which is some indication of the risks of investing in the Portfolio. The bar chart shows performance of the Portfolio’s Class II shares for each full calendar year since the Portfolio's inception as compared with the returns of an index that measures broad market performance. You should be aware that the Portfolio's past performance (before and after taxes) may not be an indication of how the Portfolio will perform in the future. Updated performance information is available at no cost by calling the Portfolio toll-free at 1-877-881-7735.

Class II Annual Total Return For Calendar Years Ended December 31, 2014

Highest Quarter	2nd Quarter 2014	3.38%
Lowest Quarter	3rd Quarter 2014	-0.29%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2014)

	One Year	Since Inception (10/31/13)
Class II shares return before taxes	5.73%	7.40%
S&P Target Risk Moderate Index (Total Return) (reflects no deduction for fees, expenses or taxes)(1)	4.49%	5.32%
(1)	The S&P Target Risk Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities.

Investment Adviser: Forethought Investment Advisors, LLC

Investment Adviser Portfolio Managers: Eric Todd, CFA, President of the Adviser, and Cameron Jeffreys, CFA Vice President of the Adviser, have served as portfolio managers since the Portfolio commenced operations in 2013.

Sub-Adviser: Milliman Financial Risk Management LLC

Sub-Adviser Portfolio Manager: Adam Schenck, CFA, FRM is the Portfolio Manager of the sub-adviser and has served as a portfolio manager since the Portfolio commenced operations in 2013.

Purchase and Sale of Portfolio Shares: Shares of the Portfolio are intended to be sold to certain separate accounts of Forethought Life Insurance Company. You and other purchasers of variable annuity contracts will not own shares of the Portfolio directly. Rather, all shares will be held by the separate account for your benefit and the benefit of other purchasers. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open, or as permitted under your variable annuity contract.

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Tax Information: It is the Portfolio's intention to distribute income and gains to the separate accounts. Generally, owners of variable annuity contracts are not taxed currently on income or gains realized by the separate accounts with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to a contract owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. Please refer to your variable annuity contract prospectus for additional information on taxes.

Payments to Other Financial Intermediaries: The Portfolio or the Adviser may pay Forethought Life Insurance Company (“FLIC”) for the sale of Portfolio shares and/or other services. These payments may create a conflict of interest by influencing FLIC and your salesperson to recommend a variable contract and the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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